UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2024

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.
Sugar Land, Texas 77478

(Address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 26, 2024, Prime World International Holdings Ltd. (“Prime World”), a wholly owned subsidiary of Applied Optoelectronics, Inc., entered into a Construction Contract (the “Contract”) with Chyi Ding Technologies Co., Ltd. (the “General Contractor”). Under the terms of the Contract, the General Contractor has agreed to perform cleanroom construction, as well as mechanical, electrical, and renovation work, within the building leased by Prime World, located at No. 12, Gong 8th Road, Linkou District, New Taipei City (the "Project"). The Project will be used to expand Prime World’s current manufacturing capabilities.

Prime World agrees to pay the General Contractors a fixed price of 277,000,000 NTD to be disbursed over the course of the construction upon achievement of certain construction milestones. The construction of the Project is anticipated to begin in December 2024 and has a targeted completion date of April 20, 2025. The Contract includes penalties, to be paid by the General Contractor, in the event of a delay in completion. A delay penalty will be charged to the General Contractor for each calendar day of delay after the target completion date. The penalty shall be 0.3% of the total contract price per day, up to a maximum of 10% of the total contract price.

The foregoing description of the Construction Contract do not purport to be a complete statement of the parties’ rights and obligations under the Construction Contract and is qualified in its entirety by reference to the full text of the Construction Contract, English translations of which are attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information as set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Translation of the Construction Contract, dated December 26, 2024, between Prime World International Holdings Ltd., Taiwan Branch and Chyi Ding Technologies Co., Ltd.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2024	APPLIED OPTOELECTRONICS, INC.

	By:	/s/ David C. Kuo
	Name	David C. Kuo
	Title:	Chief Legal Officer

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